Exhibit 99.2

PRESENTERS

Mark Byrne

Executive Chairman

David Brown

Chief Executive Officer

Gary Prestia

Chief Underwriting
Officer – North America

Guy Swayne

CEO, Flagstone
Réassurance Suisse SA
& Chief Underwriting
Officer - International

Patrick Boisvert

Chief Financial Officer

Brenton Slade

Chief Marketing Officer
& Director of Investor
Relations

AGENDA

TIME

DISCUSSION

PRESENTER

8:30am

Breakfast & Registration

9:00am

Welcome & Company Intro

Brenton Slade

9:05am

The Flagstone Difference

Mark Byrne

9:30am

Flagstone’s Underwriting Philosophy

David Brown

10:00am

Refreshment Break

10:15am

North American Underwriting Review & Market
Update

Gary Prestia

10:35am

International & Specialty Lines Underwriting
Review & Market Update

Guy Swayne

10:55am

Financial Review

Patrick Boisvert

11:15am

So what does all this mean to you?

Closing commentary

Mark Byrne

11:35am

Q & A

12:00pm

Lunch – The Studio

FSR EXECUTIVE MANAGEMENT TEAM

MARK BYRNE

Executive Chairman

22 years industry

experience

Prior experience:

Chairman: West End
Capital Management

Director: White
Mountains, Terra Nova,
Markel

Significant Capital
Markets experience –
Salomon Brothers, Credit
Suisse, Lehman Brothers

ABOUT US

History:

Formed in Dec 05

IPO – April 07

Listed on NYSE & BSX

Acquisitions:

Island Heritage

Imperial Re/ FSR Africa

Alliance Re/ FSR Alliance

Lloyd’s – Syndicate 1861

Today:

$1.3B Underwriting Capital

500 + employees

13 offices in 12 countries

Operating Company and
capital in Switzerland

FSR STRATEGY & OBJECTIVES

Leverage our global operating
platform

Lead the industry in the utilization of
proprietary analytics

Expand our strong broker and
customer relationships through
industry leading service

Employ our capital markets
expertise to optimize our return
and expand our opportunities

effectively with the investor
community.

Maintain an energetic culture that
continuously challenges best
practices

Grow diluted book value per share

Obtain and maintain “A” level
ratings from multiples agencies

OUR STRATEGY

OUR OBJECTIVES

Communicate proactively and

OUR CURRENT POSITION

Clean, conservative
investment portfolio

No exposure to potential
casualty problems:

-D&O, E&O, Financial
institutions

Hard market for short-tail
property, property cat &
specialty lines

Profit from problems of
competitors

Ability to underwrite
worldwide

Very scalable operating
capabilities

THE FLAGSTONE DIFFERENCE

GLOBAL PLATFORM
Unique, efficient, and

scalable

TECHNOLOGY

Cutting - edge analytics for
superior risk analysis and
industry-leading service

DIVERSIFICATION

Balanced, conservative and
strategic

Consider the Flagstone
difference… .

THE FSR DIFFERENCE – GLOBAL PLATFORM

Offer fast, efficient service to
clients 24 hours a day.

Respond rapidly to submissions

Source more risks, and be more
selective in the risks we choose

Penetrate local markets – source
business that wouldn’t typically be
directed to larger markets

Retain more professional talent in
comparison to companies several
times our size

Leverage low cost jurisdictions –
cost efficiencies to analyze ALL
risks.

THROUGH THE EFFICIENCY
OF OUR GLOBAL PLATFORM,
FLAGSTONE IS ABLE TO:

THE FLAGSTONE DIFFERENCE - TECHNOLOGY

Entire company integrated
through technology

Centralized underwriting systems
and controls – single system

Fully integrated work flow,
underwriting & risk management
system

Combination of commercial
models and in-house analytics to
effectively control, monitor and
analyze risks

Real-time portfolio simulation
and analysis

Marginal pricing analysis &
underwriting

Assess capital adequacy relative
to internal risk tolerance and
regulatory criteria

WHERE TECHNOLOGY MEETS
UNDERWRITING

THE FLAGSTONE DIFFERENCE - ANALYTICS

MOSAIC

QUARTZ

CYCLONE

Loss portfolio analysis

Optimization of exposures by risk

Assess capital adequacy

Additional  proprietary view of risks

Considers additional load factors

Higher quality and more
comprehensive risk analysis

Large volumes of risk

Quicker & more efficient results

         Risk tolerance

         Regulatory criteria

THE FLAGSTONE DIFFERENCE - ANALYTICS

MOSAIC PRICING MODEL

Identify attractive opportunities by
stand-alone pricing

MOSAIC LOSS PORTFOLIO

Optimize exposures by risk zone from
real-time marginal pricing simulations

MOSAIC DYNAMIC RISK
MODEL

Firm-wide dynamic risk model
simulation

Attractive risk adjusted
return on capital

Investment
Analysis
Systems

Mosaic
Pricing
Model
(MPM)

Mosaic
Loss Portfolio
(MLP)

Mosaic
Dynamic
Risk Model
(MDRM)

MOSAIC

Database
Engine

DATA SOURCES

PROPRIETARY ANALYTICS

THE FSR DIFFERENCE - DIVERSIFICATION

WE DIVERSIFY BY:

Lines of Business

Growing specialty lines

Moving towards:

50% Property Cat/50%
Specialty

Geographically

New offices

Talented teams

Strategic acquisitions

TURNING THE DIFFERENCE INTO RESULTS

How do these differences
help our clients &
shareholders?

Superior loss ratio

Industry-leading service

Shareholder value

FSR EXECUTIVE MANAGEMENT TEAM

DAVID BROWN

Chief Executive Officer

& Deputy Chairman

26 years industry experience

Prior experience:

Chairman: Merastar Insurance

CEO:  Centre Solutions (Bermuda)

Partner: Ernst & Young

FSR’S UNDERWRITING PHILOSOPHY

Diversification globally

Diversification allows for
premium leverage

Premium leverage lessens
per event losses

More frequent small losses
but better annual loss ratio

Allocate capital tactically

Select best clients/blue chips

LOB that we understand and
can make use of our toolset

SERVICE

Balanced portfolio with
significant international
exposures –  Not a BIG
reliance on US Wind

        45% US, 55%
International

Limit on zonal exposures
to mitigate large event
losses

        60% of underwriting
capital

Analyze large amounts of
risk –  selective on the
risks we choose

UNDERWRITING PHILOSOPHY
DIVERSIFICATION

GLOBALLY

DIVERSIFIED

MULTI-LINE

North America

45.1%

$406,737

Europe

12.2%

$110,138

Worldwide Risks

23.1%

$207,725

Caribbean

9.3%

$83,851

Japan & Australasia

5.6%

$50,492

Other

4.7%

$42,185

Property Catastrophe

54.8%

$493,673

Property

14.1%

$127,646

Short-Tail Specialty &
Casualty

22.8%

$205,265

Insurance

8.3%

$74,544

GROSS PREMIUMS WRITTEN BY GEOGRAPHIC AREA

For the period April 1st, 2008 – March 31st, 2009

GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

For the period April 1st, 2008 – March 31st, 2009

UNDERWRITING PHILOSOPHY
DIVERSIFICATION

Monitor zonal loss limits as
% of capital per zone

Monitor exposures in
adjacent combined zones

Per risk (cedant/layer)

Per event (1st event, 2nd
event, aggregate)

Per occurrence loss
estimates

Identifying potential loss
scenarios

Comparing & selecting risks

Conservative Methodology

As at 31 March, 2009:

          1 in 100 PML of $236M

          1 in 250 PML of $311M

UNDERWRITING PHILOSOPHY
RISK MANAGEMENT

UNDERWRITING PHILOSOPHY
SERVICE

Utilize proprietary technology
and global talent to provide
comprehensive risk analysis
and support to clients

Rapid turnaround and
response

Provide lead quote & price

Extend large capacity for risks
we like

Visit frequently – local
professionals

UNDERWRITING PHILOSOPHY
SERVICE

Entire submission,
underwriting &
accounting process
integrated in systems

Rigorous peer reviews

Differing levels of
authorization

Fully SOX compliant

Partner with Blue Chip
Companies

Prefer Regional exposures
vs. National exposures

Residential property vs.
Commercial property

Prefer XOL vs. Proportional

Approx 86% XOL

Generally conservative loss
estimates

Detailed cedant exposure:

Detailed data resolution vs.
aggregate resolution data

93% for US, 97.5% for
Europe

UNDERWRITING PHILOSOPHY
QUALITY PORTFOLIO

Traditionally mainly net
writer

Current 80% net retention
ratio

Specific  purchases to
support business
expansion

Guideline on min rating
of A-

Collateralization if below
A-

UNDERWRITING PHILOSOPHY
REINSURANCE

PERFORMANCE: PEER ANALYSIS

2008 | UNDERWRITING
PROFITABILITY – LOSS
RATIO (as reported)

2008 | UNDERWRITING
PROFITABILITY – LOSS
RATIO (ex releases)

Source: Company reports based on public company data

0%

10%

20%

30%

40%

50%

60%

70%

80%

0%

10%

20%

30%

40%

50%

60%

70%

80%

90%

PERFORMANCE: PEER ANALYSIS

2008 | DILUTED BOOK
VALUE  (ex investment
returns & dividends)

CHANGE IN DBV

2008 | GROWTH

TOP-LINE GROWTH

(ex –RP)

Source: Company reports based on public company data

-8%

-6%

-4%

-2%

0%

2%

4%

6%

-30%

-20%

-10%

0%

10%

20%

30%

40%

PERFORMANCE: PEER ANALYSIS

2008 | DIVERSIFICATION
& USE OF CAPITAL

NET HURRICANE LOSSES
TO CAT PREMIUMS

2008 | NET HURRICANE
(IKE/GUSTAV) LOSSES

(millions of USD)

Source: Company reports based on public company data

0%

10%

20%

30%

40%

50%

60%

70%

80%

90%

$0

$50

$100

$150

$200

$250

$300

$350

$400

$450

PERFORMANCE: PEER ANALYSIS

3 YEAR ANALYSIS |

UNDERWRITING
PROFITABILITY LOSS
RATIOS (as reported)

*Loss ratio for non-life segment

** Calculated as a straight average of 3 ratios

0%

10%

20%

30%

40%

50%

60%

70%

80%

FSR EXECUTIVE MANAGEMENT TEAM

GARY PRESTIA
Chief Underwriting Officer,
North America

24 years industry experience

Prior experience:

CEO: Alea North America

President: Converium
North America

Senior  Vice President:
Transatlantic Re

NA UNDERWRITING PHILOSOPHY

Underwrite NA Cat in
Bermuda – one team, highly
coordinated

Selectively deploy capital in
most attractive market  - US
Property Cat

Understand our clients
business

Favour long term clients –
reinsurance purchase is a
“must buy” vs.
“opportunistic buy”

Quality book  - underwrite
for profit margin/ROE, not
premium

Industry leading service
fosters satisfaction, loyalty
& sustainability

Show pictures of  homes

NA UNDERWRITING APPROACH

Become top choice of brokers
& clients by providing:

High level of technical expertise in
risks we write

Rapid & informed quoting

Large capacity within our
Underwriting guidelines on the
high quality clients we target

Clear and timely response on
submissions of  business we will &
will not write – a quick “no” is
appreciated

Consistent approach – know what
to expect from us

Favorable broker feedback -
within a tight range of final pricing
on business we quote

NA PORTFOLIO

Profitable results since
inception

Q1 09 NA Premiums up
by 31.6%

Strong 6/1 renewals

High teens increase in
rate  at June 1

North American portfolio
– aggregate exposures
similar to 08

Expect solid 7/1 renewals

NA MARKET UPDATE

Hardening US Property cat
reinsurance market  first
half of 2009 due to:

IKE development

Severity of global financial crisis
and investment results

Difficulties of major market
participants – desire to syndicate
placement

Rating agency pressures

FHCF’s  $2bn reduction in TICL  =
growth in Florida demand

TWIA Assessment = greater
exposure to Texas companies

Reduced sidecar and hedge fund
capacity

NORTH AMERICA OPPORTUNITIES

Developed profitable &
maturing US  Property
portfolio

Opportunity to refine and
optimize mix by program

Re-evaluate core clients
and brokers

Meet with clients prior to
renewal

Remain nimble in
accessing market
opportunities – “Live cat”
and post-event covers

Continue to profitably
grow as we have done
past 3 ½  years

FSR EXECUTIVE MANAGEMENT TEAM

GUY SWAYNE

Chief Executive Officer

Flagstone Réassurance

Suisse SA & CUO, International

22 years industry experience

Prior experience:

CUO: ACE Tempest
Reinsurance Ltd.

EVP: ACE Financial Solutions
International

INTERNATIONAL UNDERWRITING APPROACH

Targeted core clients  =
foundation for portfolio

Focus on service level to
brokers & clients

Leveraged Bermuda Cat
business to expand other
relationships and develop
Specialty Lines

Focus on territories and
LOB with best returns

Internal coordination

LOCATIONS, TEAMS & LOB

Bermuda International
Catastrophe Team

Strong analytical & model
knowledge

Understand the models not
rely on them

Strong relationships =
targeted business

Quoting market status with
superior technical response
plus  large capacity

Private deals enhance
relationships with improved
returns

Consistent approach – well
received by clients and
brokers

LOCATIONS, TEAMS & LOB

FLAGSTONE SUISSE SA
(MARTIGNY)

2008 established as European
Reinsurer

2009 excellent development :

Improved service level

Notable breakthrough in
German direct market

Complements Bermuda with
focus on proportional, risk &
local markets

Current offer to bind
ratio of 15% or less

Optimistic for next year’s
renewals with Competitor
problems driving greater
Reinsurer diversification

LOCATIONS, TEAMS & LOB

FLAGSTONE RE AFRICA

(ex IMPERIAL RE)

Experienced Managing
Director

20 yrs in local market

Strong team

New local reinsurer backed by
Parent rating & Group capacity

Focused plan – ahead of
expectations after 5 months

July 1’s look promising:

Many terms & conditions
tightened

Current offer to bind ratio
of approximately 25%

Drive for Reinsurer diversification -
gaining opportunities at expense
of others

Focus on service to clients

LOCATIONS, TEAMS & LOB

FLAGSTONE
PUERTO RICO

Experienced & technical
team – locals from Latin
American region - key to
be seen as local to
nurture relationships

1/09 first real renewal
season in tough market
conditions – signs of
improving conditions

Current offer to bind ratio
of approximately 12%

Opportunity - Reinsurer
diversification

LOCATIONS, TEAMS & LOB

FLAGSTONE RE DUBAI/
FLAGSTONE ALLIANCE
CYPRUS

Engineering & Energy,
current focus:

Capacity needed

Acceptable rates

Flagstone expertise

Focused plan with target
clients & countries

Current fire rates
challenging

Proportional leaders
beginning to respond

European passporting

SPECIALTY PORTFOLIO

SPECIALTY LINES:

Airline exposure down since
January

Selected Motor accounts

Space portfolio consistent

Terrorism – modest plan

Energy & Engineering growing

Marine – London focus

In force business at April 1, 2009

Agricultural

3%

Aviation

21%

Commercial Auto

9%

Energy

8%

Engineering

9%

Industrial Aid

1%

Marine

14%

Marine & Energy

1%

Offshore Energy

1%

Personal Auto

2%

Professional Liability

2%

Space

14%

Surety

1%

Terrorism

4%

Warranty

1%

WC Cat

5%

Less than 1%  in Accident & Health, Casualty Clash, Fire, General Liability,
Kidnap & Ransom, Marine – Cargo, Marine – Hull, Onshore Energy

LLOYD’S PLATFORM

BENEFITS:

Global distribution &
licenses

Lloyd’s branding

A+ Rating

Further diversifying short-
tail specialty lines

Extended market reach

Scalable platform

Experienced team with
deep relationships

Efficient capital structure

LLOYD’S PLATFORM

Specialist portfolio , short-
tail insurance &
reinsurance:  marine,
energy, aviation and XOL
reinsurance

Fee based services –
Frameworks, Insurance
Admin and Turnkey

No legacy business

2008 – GPW of GBP 80m
($119m)

2009 – New Business for
FSR

Expect  GPW of  GBP 100m
($130/$140)

Currency benefit –
strengthening of $

Expected 2009 Business Mix

Marlborough/Lloyd’s Syndicate 1861

Source: Lloyd’s approved 2009 business plan for Syndicate 1861

2009 & 2010 PROSPECTS

Global reach & high level
of marketing activities

Building solid reputation

Seeing high volume of
submissions

Reinsurance rates
improving

Some regions & LOB
already increased

Cedants diversifying
Reinsurer panel

Already seeing benefits in
Europe, Latin America &
South Africa

FSR EXECUTIVE MANAGEMENT TEAM

PATRICK BOISVERT

Chief Financial Officer

14 years industry experience

Past experience:

CFO: West End Capital
Management Limited

VP Fund Administration:
BISYS Hedge Fund Services
Limited

FINANCIAL SNAPSHOT

FINANCIAL HIGHLIGHTS

As at 31 March 2009

$ in thousands (except per
share data)

For 3 months ended

31 March 2009

Total Assets

$2,472,039

Long Term Debt

$265,306

Shareholder’s Equity

$1,024,123

Total Capital

$1,289,429

Debt/Capital

20.6%

Basic Book Value per Share

$12.04

Diluted Book Value per Share

$11.60

Gross Premiums Written

$361,485

Net Premiums Earned

$172,835

Loss Ratio

44.3%

Combined Ratio

80.4%

KEY METRIC – GROWTH IN DBV

Our Key metric is Growth
in Diluted Book Value per
share

Represents the value
creation

Board sets the target
annually

KEY METRIC – UNDERWRITING CONTRIBUTION

Companies build different
platforms…and

On a quarterly basis, isolated
events and reserve releases
may affect underwriting
performance… BUT

Over the long run, this
measure shows the value
created by underwriting
performance

Despite being only a “class of 2005” (therefore having a “ramp-up lag”) and without having any benefits of KRW reserves releases, we have outperformed our peers and believe this is a true reflection of the underwriting platform we have built.

Peers: Axis, Endurance, IPC Re, Lancashire, Montpellier, Ren Re, Validus

FSR

Diluted Book Value Growth (Ex-Investments)

BALANCE SHEET HIGHLIGHTS

Robust balance sheet with
strong liquidity position

No long-tail writings

Controlled financial
leverage

Underwriting capital of
$1.3B

$ in millions

(except per share
data)

Mar 31

2009

Dec 31

2008

Dec 31

2007

Dec 31

2006

Investments & Cash

$1,762,846

$1,709,928

$1,833,863

$1,018,525

Total Assets

$2,472,039

$2,251,970

$2,103,773

$1,144,502

Loss Reserves

$429,802

$411,565

$180,978

$22,516

Debt

$265,306

$252,575

$264,889

$137,159

Shareholders’
Equity

$1,024,123

$986,013

$1,210,485

$864,519

Underwriting
Capital

$1,289,429

$1,238,588

$1,475,374

$1,001,678

Diluted BV per
share

$11.60

$11.30

$13.87

$11.94

FSR EXECUTIVE MANAGEMENT TEAM

MARK BYRNE

Executive Chairman

22 years industry experience

Prior experience:

Chairman: West End Capital
Management

Director: White Mountains,
Terra Nova, Markel

Significant Capital Markets
experience – Salomon
Brothers, Credit Suisse,
Lehman Brothers

INVESTMENTS

October 2008 - de-risked
the portfolio

Conservative portfolio –
expect to stay here for
2009

At 3/31/09 - 94% of our
assets in high grade fixed
income securities & cash

No material exposure to
sub prime or Alt A
securities

Lower current returns –
focus on underwriting

Stable capital base with
which to underwrite

*Sovereign Bonds – Ex-US & Supranationals

CURRENT ALLOCATION – INVESTED ASSETS

THE FSR OPPORTUNITY

Ideally positioned to
take advantage of
opportunities in  the
market

High Quality book of
business

Adequate capital &
strong balance sheet

Systems, global
locations & teams to
provide:

SHAREHOLDER VALUE
(Investors)

SERVICE
(clients/brokers)

FSR GOING FORWARD

Business continues to be
attractive

Hardening market

2009 Growth Plan:

Renewals

Increase participation
on programs

Develop new clients
especially with
Marlborough

Expand specialty
business

Global expansion

Brazil

Q & A

FLAGSTONE REINSURANCE HOLDINGS LIMITED

Crawford House, 23 Church Street,

Hamilton, HM 11, Bermuda

www.flagstonere.com